UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(D) of the Securities Exchange Act of 1934

December 14, 2010

Date of Report (Date of earliest event reported)

HCP, INC.

(Exact Name of Registrant as Specified in its Charter)

Maryland	001-08895	33-0091377
(State of Incorporation)	(Commission File Number)	(IRS Employer
Identification Number)

3760 Kilroy Airport Way

Suite 300

Long Beach, California 90806

(Address of principal executive offices) (Zip Code)

(562) 733-5100

(Registrant’s telephone number, including area code)

N/A

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01  Other Events.

On December 14, 2010, HCP, Inc. (the “Company”) entered into an underwriting agreement (the “Underwriting Agreement”) with Citigroup Global Markets Inc., as representative (the “Representative”) of the several underwriters named therein (the “Underwriters”), pursuant to which the Company agreed to (i) issue and sell 40,000,000 shares of the Company’s common stock, par value $1.00 per share (the “Common Stock”) and (ii) grant an option to the Underwriters to purchase up to an additional 6,000,000 shares of Common Stock (the “Over-Allotment Option”), in an underwritten public offering (the “Offering”).  On December 15, 2010, the Representative, on behalf of the Underwriters, exercised the Over-Allotment Option.

Citigroup Global Markets Inc., J.P. Morgan Securities LLC, Merrill Lynch, Pierce, Fenner & Smith Incorporated, UBS Securities LLC and Wells Fargo Securities, LLC acted as joint book-running managers for the Offering.  Barclays Capital Inc., Credit Agricole Securities (USA) Inc., Credit Suisse Securities (USA) LLC, Goldman, Sachs & Co., KeyBanc Capital Markets Inc., RBS Securities Inc., Scotia Capital (USA) Inc., Deutsche Bank Securities Inc. and Morgan Stanley & Co. Incorporated acted as joint lead managers for the Offering.  BNY Mellon Capital Markets, LLC, Piper Jaffray & Co., PNC Capital Markets LLC, SunTrust Robinson Humphrey, Inc. and Morgan Keegan & Company, Inc. acted as co-managers for the Offering.

The Underwriting Agreement is filed as Exhibit 1.1 to this Current Report on Form 8-K and is incorporated herein by this reference.  The foregoing description of the terms of the Underwriting Agreement does not purport to be complete and is qualified in its entirety by reference to such exhibit.

The press release announcing the pricing of the Offering is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01  Financial Statements and Exhibits.

(d)           Exhibits.

No.	Description
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., as representative of the several underwriters, dated December 14, 2010.
5.1	Opinion of Ballard Spahr LLP relating to the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Press release of the Company dated December 14, 2010.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:  December 20, 2010

HCP, Inc.

By:	/s/ Thomas M. Herzog

Thomas M. Herzog,
Executive Vice President —
Chief Financial Officer

EXHIBIT INDEX

No.	Description
1.1	Underwriting Agreement between the Company and Citigroup Global Markets Inc., as representative of the several underwriters, dated December 14, 2010.
5.1	Opinion of Ballard Spahr LLP relating to the Offering.
8.1	Opinion of Skadden, Arps, Slate, Meagher & Flom LLP regarding tax matters.
23.1	Consent of Ballard Spahr LLP (included in Exhibit 5.1).
23.2	Consent of Skadden, Arps, Slate, Meagher & Flom LLP (included in Exhibit 8.1).
99.1	Press release of the Company dated December 14, 2010.